UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 31, 2020

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

On March 9, 2020, First Real Estate Investment Trust of New Jersey (the “Trust”) filed its notice of meeting and definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the special meeting in lieu of annual meeting of the Trust’s shareholders (the “Special Meeting”) that is scheduled to be held on April 21, 2020. The Special Meeting was originally to be held at the Trust’s principal office at 505 Main Street, Hackensack, New Jersey.

However, due to the significant public health concerns related to the coronavirus (COVID-19) that have arisen subsequent to the Trust’s filing of its notice of meeting and definitive proxy statement on March 9, 2020 in connection with the Special Meeting, the Trust announced on March 31, 2020 that it had determined that the Special Meeting will not be held at its principal office, or any other physical location, and will be held solely as a “virtual” meeting webcast over the Internet. Attached hereto as Exhibit 99.1 is a copy of the Trust’s press release and notice to shareholders of record as of March 3, 2020, the record date for the Special Meeting, announcing that the Special Meeting will be held solely as a “virtual” meeting, including information regarding accessing the Special Meeting.

Additional Information and Where to Find It

This current report on Form 8-K may be deemed to relate to the proposed plan of voluntary liquidation of the Trust and may be deemed to be solicitation material in respect thereof and the related sale of assets of the Trust. In connection with the proposed plan of voluntary liquidation and related sale of assets, the Trust filed a definitive proxy statement with the SEC on March 9, 2020, as well as other relevant materials. This document is not a substitute for the definitive proxy statement or for any other document that the Trust has filed or may file with the SEC or send to the Trust’s shareholders in connection with the proposed plan of voluntary liquidation of the Trust and related sale of assets. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE TRUST ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED PLAN OF VOLUNTARY LIQUIDATION, THE RELATED SALE OF ASSETS AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the definitive proxy statement and other documents filed by the Trust with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Trust with the SEC are also be available, free of charge, on the investor relations page of the Trust’s website at www.freitnj.com. The Trust and its trustees and its executive officers may be considered participants in the solicitation of proxies from the Trust’s shareholders with respect to the proposed transaction and proposed plan of voluntary liquidation under the rules of the SEC. Information about the trustees and the executive officers of the Trust is set forth in the definitive proxy statement filed with the SEC on March 9, 2020.

Forward-Looking and Cautionary Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise and we may not be able to realize them. The following risks and uncertainties, among others, could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: industry and economic conditions; the Trust’s dependence upon its external manager to conduct its business and achieve its investment objectives; unknown liabilities acquired in connection with acquired properties or interests in real estate-related entities; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of the Trust’s properties, potential illiquidity of the Trust’s real estate investments, condemnations, and potential damage from natural disasters); the financial performance of the Trust’s tenants; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect the Trust and its major tenants; volatility and uncertainty in the financial markets, including potential fluctuations in the consumer price index; risks associated with the Trust’s failure to maintain status as a REIT under the Internal Revenue Code of 1986, as amended; and other additional risks discussed in the Trust’s annual report on Form 10-K for the fiscal year ended October 31, 2019, which was filed with the SEC on January 21, 2020, and the Trust’s quarterly report on Form 10-Q for the three month period ended January 31, 2020, which was filed with the SEC on March 10, 2020. The Trust expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release and notice to shareholders re: Important Update for Special Meeting in Lieu of Annual Meeting of Shareholders of First Real Estate Investment Trust of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: March 31, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release and notice to shareholders re: Important Update for Special Meeting in Lieu of Annual Meeting of Shareholders of First Real Estate Investment Trust of New Jersey.